SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 13, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           On March 13, 2004 Hancock Holding Company issued a press release announcing a Florida acquisition.  A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated March 13, 2004, headed "Hancock Holding
                             Company announces Florida acquisition"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
March 13, 2004                       Carl J. Chaney, CFO, Hancock Holding Company
                                     Telephone:  228.669.0982
-------------------------------------------------------------------------------------------------------------------

                               Hancock Holding Company announces Florida acquisition

     GULFPORT,  MS  (March  13,  2004)  -  Hancock  Holding  Company  (NASDAQ:   HBHC)  announced  today  that  the
104-year-old  Gulf South  financial  services  leader will open its doors in  Florida's  capital  city,  as Hancock assumes all deposit liabilities of Guaranty National Bank of Tallahassee, FL.

     Hancock  Holding  Company - the parent  company of Hancock Bank  Mississippi,  Hancock Bank of Louisiana,  and
Hancock Bank of Florida - has assets of $4.3 billion.  With the transaction,  Hancock acquires  approximately $66.9 million in deposits from the Federal Deposit  Insurance  Corporation  (FDIC) for a premium of $13.6 million,  or 20 percent of acquired deposits.

     The Office of the Comptroller of the Currency  closed all locations of Guaranty  National Bank of Tallahassee,
FL, at 5 p.m. (EST)  yesterday,  March 12, 2004.  All five  locations  will reopen  Monday,  March 15, 2004, as new
Hancock  Bank of Florida  branches,  introducing  Sunshine  State  customers to  Hancock's  comprehensive  array of financial services.

     According to Hancock  executives,  acquiring a banking  franchise in the Florida state capital fits  perfectly with  Hancock's  stated plan for growth  throughout  residential  and  commercial  hubs bordering the Interstate 10 infrastructure  from South  Central  Louisiana  eastward  to the Florida  Panhandle.  Hancock  management  said the bank's  Tallahassee  acquisition  constitutes  another  significant  phase in  Hancock's  strategic  I-10  corridor expansion, and the all-cash nature of the transaction represents reasonable, logical use of the company's capital.

     "As we bring Hancock's  traditions of strength,  stability,  integrity,  and service to our Florida neighbors, we look forward to a long,  prosperous  relationship with the citizens of Tallahassee and the surrounding  region,"
said Hancock Holding Company Chief Executive Office George A. Schloegel.

     Forbes  ranked  Tallahassee  among the top 50 Best  Places  to Live.  Home to  Florida  State  University  and
Florida A&M  University,  Tallahassee  recently  earned  additional  recognition  as the second  best  medium-sized college town in the country based on the city's emphasis on arts,  commitment to intellectual  growth, and economic growth.  The metro area  experienced  a  33-percent  population  growth  since 1990,  with a  projected  26-percent additional  increase by 2020. With a median household  income of $37,382 in 2000, the  metropolitan  area maintains a relatively low unemployment rate (2.9 percent).

     Schloegel said Hancock's  senior officers are completing  plans to ensure smooth  transitions for customers as well as employees at the five Tallahassee locations.

     "While we offer customers the  comprehensive  resources of a large regional  financial  services  company,  we also subscribe to a strong  community  banking  philosophy of convenient,  personalized  service.  Retaining  local financial  services  experts  with a vested  interest  in the  success  of their  hometowns  has been  integral  to
Hancock's success since 1899," he added.

     Founded on October 9, 1899, Hancock Bank ranks among the top 4.6 percent of America's  financial  institutions for  financial  strength and  stability,  according to Veribanc,  Inc.,  and has received a  BauerFinancial,  Inc., five-star  superior  rating (the  highest  rating  possible)  for the past 36  consecutive  quarters.  Hancock Bank operates 102 full-service  offices and more than 140 automated  teller machines in South  Mississippi and Louisiana
as  well  as  subsidiaries  Hancock  Investment  Services,   Inc.,  Hancock  Insurance  Agency,   Hancock  Mortgage
Corporation,  Magna Insurance Company, and Harrison Finance Company.  Additional corporate  information and on-line banking and bill pay services are available at www.hancockbank.com.

    "SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
    Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides a safe  harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management  expectations.  This release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company performance, and  financial  results.  These  forward-looking  statements  are  subject  to  a  number  of  factors  and uncertainties  which could cause the Company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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